 UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K/A

 AMENDMENT TO CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) May 3, 2007
 Modern City Entertainment Inc.
 (Exact name of registrant as specified in its charter)

Washington	000-50468	98-0206033
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8551 Sunrise Boulevard, Suite 210
Ft. Lauderdale, Florida
33322
  (Address of Principal Executive Offices)

(Prior Address if Changed From Last Report)

 305-970-4898
 (Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section  2 – Financial Information

Item 2.01 – Completion of Acquisition or Disposition of Assets

As disclosed in the Company's 8-K dated May 3, 2007, on April 28, 2007, the Registrant entered into an agreement for the acquisition of 99% of the issued and outstanding units of Modern City Entertainment LLC, an independent motion picture Company.

The units acquired by Modern City Entertainment Inc. were acquired from each of the following individuals;

Mr. William Erfurth, (President and Director of the Registrant subsequent to the acquisition)
Mr. Scott Rosenfelt
Mr. Ron Stone
Mr. Christian Ramirez
Mr. David Hold
Mr. Mark Geoghegan
Mr. Joe Greco, (Director of the registrant, subsequent to the acquisition transaction)
Mr. & Mrs. Marc & Robin Kesselman
Mr. Frank Pierce, (Director of the Registrant subsequent to the acquisition transaction)
Mr. William Lindsay
Mr. Joe Sollecito (Director of the Registrant subsequent to the acquisition transaction)

The consideration paid for the acquisition was 19,071,546 common shares of the registrant issued to each of the Class “A” unit holders and Class “B” unit holders on a pro-rata basis, calculated with each Class “B” unit equal to 10 Class “A” units by an existing shareholder of the Registrant.

This Amendment of the Current Report on Form 8-K/A provides the required financial information and amends Item 9.01(a) and (b) of the Current Report on Form 8-K filed by Modern City Entertainment Inc. on May 3, 2007.

 Item 9.01 – Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired
The following financial statements of Modern City Entertainment, LLC. are being filed with this report as Exhibit 99.1:
Report of Independent Registered Public Accounting Firm;
Balance Sheet as of December 31, 2006 and March 31, 2007(audited);
Statements of Operations for the period from commencement of operations (May 9, 2006) to December 31, 2006 and for the three months ended March 31, 2007 (audited);
Statements of Cash Flows for the period from commencement of operations (May 9, 2006) to December 31, 2006 and for the three months ended March 31, 2007 (audited); and
Notes to the Financial Statements.

(b)	The following pro forma financial information is being filed with this report as Exhibit 99.2:

Introductory information
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2007;
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended March 31, 2007; and
Notes to the unaudited pro forma condensed consolidated financial statements as of March 31, 2007

(c)	Exhibits

Exhibit Number	Description

99.1	Financial Statements listed in Item 9.01(a)
99.2	Pro Forma Financial information listed in 9.01 (b)

 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Modern City Entertainment Inc.

Date: August 29, 2007	By:	/s/ William Erfurth
William Erfurth
President & Director